UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 16, 2007 (April 2, 2007)

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.
     See disclosure under Item 8.01 below.
Item 8.01 Other Events.
     This amendment supplements the Current Report on Form 8-K filed by Business Objects S.A. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 3, 2007, in which the Company reported the issuance of a statement on April 2, 2007 regarding the pending Informatica Corporation patent infringement lawsuit against the Company and Acta Technology, Inc. (the “Statement”). The lawsuit was filed by Informatica against Acta in July 2002, asserting that the ActaWorks product (now sold by the Company as part of Data Integrator), infringes Informatica patents. As of April 3, 2007, a jury had decided in favor of Informatica and awarded damages of $25 million. The case was ongoing, pending the judge’s decision on the enforceability of two patents in question and the final amount of damages.
     On May 16, 2007, the Court denied the Company’s defense of inequitable conduct and affirmed that the two patents in question are enforceable. The Court issued an order for an injunction against the Company from infringing the two patents in question by continuing to sell, offer for sale, or export the Data Integrator, including the two patents, or continuing to use its Data Integrator, including the two patents, other than to provide necessary customer support to customers who purchased the Data Integrator product including the two patents prior to entry of the injunction. The injunction is effective for the duration of the two patents in question. The Company had previously removed the infringing technology from its products.
     The Court found that a modest enhancement of the damages award is appropriate, with the specific amount to be determined upon post-trial motions, at which time the Court will decide whether to grant a new trial on damages as a result of the Supreme Court decision in Microsoft v. AT&T. The Court also ruled that Informatica is entitled to prejudgment interest on the damages amount, with the amount of interest to be determined upon post trial motions. Finally, the Court ruled that Informatica is not entitled to recover attorneys’ fees. The case is ongoing, pending the judge’s decision on the final amount of damages. A hearing on post trial motions has been set for July 10, 2007.
     On May 18, 2007, the Company issued a media statement regarding its shipment of its new version of Data Integrator. A copy of the media statement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Media Statement dated May 18, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2007

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Media Statement dated May 18, 2007

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